                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) Or ss.240.14a-12

                            EMPIRE OF CAROLINA, INC.
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: ________________________________________________
    (2) Form, Schedule or Registration Statement No.: __________________________
    (3) Filing party: __________________________________________________________
    (4) Date filed: ____________________________________________________________

                            EMPIRE OF CAROLINA, INC.
                              5150 LINTON BOULEVARD
                           DELRAY BEACH, FLORIDA 33484

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2000

To the Shareholders of EMPIRE OF CAROLINA, INC.:

         You are cordially invited to attend the Annual Meeting of the Shareholders (the "Annual Meeting") of Empire of Carolina, Inc. (the "Company") which will be held at the offices of Greenberg Traurig, P.A., 777 South Flagler Drive, Suite 300-East Tower, West Palm Beach, Florida 33401 on May 25, 2000, at 10:00 a.m., EDT. At the meeting, the shareholders will be asked to:

         o elect a total of seven directors. The holders of the Series A preferred stock will elect two members to the Board of Directors and the Series A holders and the holders of common stock voting together will elect five members to the Board;

         o ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         o transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders of record of common stock and Series A preferred stock at the close of business on May 1, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the offices of Greenberg Traurig, P.A., 777 South Flagler Drive, Suite 300-East Tower, West Palm Beach, Florida 33401, during ordinary business hours for ten days prior to the Annual Meeting. The stockholder list will also be available for review at the Annual Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 is enclosed.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARDS AND RETURN THEM WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON OR IF YOU REVOKE THE PROXY.

                              By order of the Board of Directors,

                              Timothy Moran, President and Chairman of the Board

May 4, 2000
Delray Beach, Florida

                            EMPIRE OF CAROLINA, INC.
                              5150 LINTON BOULEVARD
                           DELRAY BEACH, FLORIDA 33484

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 2000

                     SOLICITATION AND REVOCATION OF PROXIES

     This proxy statement has been prepared and is furnished by the board of directors of Empire of Carolina, Inc. for the annual meeting of shareholders to be held on May 25, 2000, and at any adjournment of the meeting, for the purposes indicated in the accompanying Notice of Meeting.

     This proxy statement and the accompanying form of proxy will be mailed to shareholders on or about May 4, 2000. Empire's annual report on Form 10-K, including audited consolidated financial statements for the fiscal year ended December 31, 1999, will be mailed or delivered with this proxy statement. The annual report is not to be regarded as proxy soliciting material.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of common stock and Series A preferred stock if our records show that you owned the shares at the close of business on May 1, 2000. A total of 20,967,839 shares of common stock and 1,322,487 shares of Series A preferred stock can vote at the annual meeting.

HOW MANY VOTES DO I GET?

         Series A Preferred Stock: You get one vote for each share of Series A preferred stock you hold when you vote on the election of two directors by the holders of Series A preferred stock under Proposal 1 and eight votes for each share of Series A preferred stock you hold when you vote on the election of the remaining five directors under Proposal 1 and when you vote on Proposal 2.

         Common Stock: You get one vote for each share of common stock you hold when you vote on Proposals 1 and 2.

HOW DO I TELL HOW MANY VOTES I GET?

         The enclosed proxy card shows the number of shares you can vote. If you own both common and Series A preferred stock, you will receive two proxy cards. If you own only common stock, you will receive only one proxy card. If you receive two proxy cards, be sure to vote and return both to ensure that all of the votes to which you are entitled will be counted.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the director nominees, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the company for the fiscal year ending December 31, 2000, and FOR any other proposals to be considered at the meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly present at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving the company's secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.

We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. WHO WILL COUNT THE VOTES?

         American Stock Transfer & Trust Company, our transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The elections inspector will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters. A majority of the outstanding shares will constitute a quorum at the meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have retained Georgeson Shareholder Communications, Inc. to assist us in soliciting your proxy for a fee plus reasonable out-of-pocket expenses.

         None of the actions to be voted upon at the 2000 annual meeting create dissenters' rights under the Delaware General Corporation Law.

         YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                 VOTING RIGHTS AND VOTING SECURITIES OUTSTANDING

         We have fixed May 1, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of May 1, 2000, we had outstanding 20,967,839 shares of common stock and 1,322,487 shares of Series A preferred stock, the only outstanding voting securities of the Company. In addition, as of May 1, 2000, we had outstanding 1,450.9607 shares of Series C preferred stock which is non-voting except as expressly provided by law or our Certificate of Designation for the Series C preferred stock.

         With respect to each proposal as to which the holders of the Series A preferred stock vote separately (i.e., the election of two of the directors pursuant to Proposal 1), each holder of Series A preferred stock is entitled to one vote for each share held. With respect to such proposals, holders of 50% of the outstanding shares of Series A preferred stock shall constitute a quorum.

         With respect to all other matters, each Series A holder is entitled to eight votes for each share of Series A preferred stock held, and each common holder is entitled to one vote for each share of common stock held. The affirmative vote by holders of Series A preferred stock and common stock representing a majority of the voting power of all shares of Series A preferred stock and common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required for approval of these proposals. With respect to Proposals 1 and 2, the holders of common stock and Series A preferred stock do not have cumulative voting rights, which means (a) the two directors to be elected by the Series A holders voting alone will be elected by the vote of the holders representing a plurality of the shares of Series A preferred stock present, in person or by proxy, and entitled to vote at the Annual Meeting and
(b) the other five directors to be elected will be elected by the vote of the Series A holders and common holders, voting together as a class, representing a plurality of the voting power of all shares of Series A preferred stock and common stock held by holders present, in person or by proxy, and entitled to vote at the Annual Meeting.

         Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will have no effect upon the outcome of Proposals 1 and 2.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

                  The table below shows, as of April 28, 2000, the number of shares of common stock, Series A preferred stock and Series C preferred stock beneficially owned by:

         o each person who we know beneficially owns more than 5% of the common stock or more than 5% of the Series A preferred stock,

         o        each director,

         o        each executive officer included in the Summary Compensation
                  Table, and

         o        all executive officers and directors as a group.

                                                Common Stock           Series A            Series C           Percentage
 Name And Address of Beneficial Owner(1)        Ownership(2)          Preferred        Preferred Stock       Ownership on
                                                                        Stock           Ownership (4)        an As Voted
                                                                     Ownership (3)                             Basis(5)
------------------------------------------    ------------------    --------------- -- ----------------- -- ---------------
Timothy Moran                                      1,914,103(6)             50,000                    0          6.0%
                                                           8.9%               3.8%                 0.0%
Charles S. Holmes                                  4,517,742(7)            145,000                    0         12.8%
                                                          18.1%              10.1%                 0.0%
James J. Pinto                                     3,922,919(8)            110,000                    0         11.2%
                                                          15.9%               8.3%                 0.0%
Mark S. Rose                                       2,966,538(9)             50,000                    0          9.4%
                                                          13.9%               3.8%                 0.0%
John J. Doran                                       139,167(10)             10,000                    0           *
                                                              *                  *                 0.0%
Frederick W. Rosenbauer, Jr                          81,667(11)                  0                    0           *
                                                              *               0.0%                 0.0%
Lenore H. Schupak                                   262,501(12)             22,500                    0           *
                                                           1.2%                  *                 0.0%
Thomas Wenzler                                       16,667(13)                  0                    0           *
                                                              *               0.0%                 0.0%
Thomas MacDougall                                     3,334(14)                  0                    0           *
                                                              *               0.0%                 0.0%

All Current or Proposed Directors and                13,824,638            387,500                    0         34.3%
Executive Officers as a Group(9 persons                   45.9%              29.3%                 0.0%
above)

          Other 5% Stockholders

WPG Corporate Development Associates,             6,421,325(15)                  0                1,148         17.4%
IV, L.P.                                                  24.0%               0.0%                76.5%
  One New York Plaza
  New York, New York 10004

WPB Corporate Developments Associates,            1,513,006(16)                  0                  277          4.6%
IV (Overseas, Ltd.)                                        6.8%               0.0%                18.5%
  One New York Plaza
  New York, New York 10004

J. F. Shea Co., Inc. as Nominee                   1,600,000(17)            200,000                    0          4.9%
  Edmund H. Shea, Jr., VP                                  7.1%              15.1%                 0.0%
  655 Brea Canyon Road
  Walnut Creek, CA 91789

* Less than 1%.

(1) Unless otherwise indicated, the business address of the persons and entities named in the above table is care of Empire of Carolina, Inc., 5150 Linton Boulevard, Delray Beach, Florida 33484. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares listed in the table, subject to community property laws, where applicable.

(2) For purposes of this column, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock which such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons, any security which such person or group of persons has the right to acquire within 60 days is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Percentages are based solely upon the number of shares of Series A preferred stock held as of April 28, 2000. As of April 28, 2000, 1,322,487 shares of Series A preferred stock were outstanding. Each share of Series A preferred stock has a stated value of $10 (the "Stated Value"). Each share of Series A preferred stock is convertible at any time at the option of the holder into common stock at a rate of one share of common stock for each $1.25 of Stated Value of Series A preferred stock. Each share of Series A preferred stock votes on all matters to be voted on by the Common Holders on an as if converted basis.

(4) There are a total of 1,500 shares of Series C preferred stock authorized, and, as of April 28, 2000, 1450.9607 of such shares were outstanding. Holdings of Series C preferred stock have been rounded to the nearest whole number in the chart. Each share of Series C preferred stock has a Stated Value per share of $10,000 and is convertible at any time, at the option of the holder thereof, into one share of common stock for every $2.00 of Stated Value of Series C preferred stock. Except as otherwise expressly provided by law or the Company's Certificate of Designation of the Series C preferred stock or Bylaws, the Series C preferred stock is non-voting.

(5) On an "as voted" basis, as of April 28, 2000, a total of 31,277,735 shares of common stock would be outstanding. This amount is composed of (i) the 20,967,839 shares of common stock outstanding and (ii) the 10,579,896 shares of common stock issuable upon conversion of the 1,322,487 shares of Series A preferred stock outstanding, reflecting a conversion rate of 8 for 1. Common stock and Series A preferred stock are the only voting stock of the Company which is currently outstanding. The percentage represents the percentage of such total represented by the shares of common stock owned by each such person as reflected in the column of this table headed "Common Stock Ownership."

(6) Represents (a) 50,000 shares of Series A preferred stock which Mr. Moran has the right to convert into 400,000 shares of common stock, (b) 50,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share, (c) 1,230,769 shares of common stock and (d) options to purchase 233,334 shares pursuant to the 1994 and 1998 Option Plans which are exercisable within 60 days of the Record Date.

(7) Represents (a) 145,000 shares of Series A preferred stock which are convertible into 1,160,000 shares of common stock; (b) 2,773,752 shares of common stock issuable upon the exercise of warrants by Mr. Holmes at an exercise price of $1.375 per share; (c) 370,656 shares of common stock and (d) 113,334 shares of common stock which Mr. Holmes has the right to acquire within sixty days pursuant to options granted under the 1994 Stock Option Plan.

(8) Represents: I. Securities owned directly by Mr. Pinto: (a) 24,500 shares of Series A preferred stock which are convertible into 196,000 shares of common stock; (b) 2,613,252 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share; (c) 237,500 shares of common stock and (d) 116,667 shares of common stock which Mr. Pinto has the right to acquire within sixty days pursuant to options granted under the 1994 Stock Option Plan and the Non-Employee Director Stock Option Plan. II. Securities owned by TelCom Partners, L.P. of which Mr. Pinto is the sole general partner and has sole voting and investment power: (a) 72,500 shares of Series A preferred stock which are convertible into 580,000 shares of common stock and
(b) 62,500 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share. III. Securities owned by Churchill Associates, L.P., of which Mr. Pinto owns 50% of Churchill, Inc., the sole general partner and has shared voting and investment power: (a) 13,000 shares of Series A preferred stock which are convertible into 104,000 shares of common stock and (b) 13,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share.

(9) Represents (a) 2,362,692 shares of common stock owned directly by Mr. Rose,
(b) 153,846 shares of common stock owned by E. Joy Rose, over which Mr. Rose has shared voting and investment power, (c) 50,000 shares of Series A preferred stock which are convertible into 400,000 shares of common stock, (d) 50,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share, and 1,667 shares of common stock which Mr. rose has the right to acquire within sixty days pursuant to options granted under the Non-Employee Director Stock Option Plan.

(10) Represents (a) 45,000 shares of common stock, (b) 10,000 shares of Series A preferred stock which are convertible into 80,000 shares of common stock, (c) 10,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share and (d) 4,167 shares of common stock which Mr. Doran has the right to acquire within sixty days pursuant to options granted under the Non-Employee Director Stock Option Plan.

(11) Represents (a) 77,500 shares of common stock and (b) 4,167 shares of common stock which Mr. Rosenbauer has the right to acquire within sixty days pursuant to options granted under the Non-Employee Director Stock Option Plan.

(12) Represents (a) 55,000 shares of common stock, (b) 22,500 shares of Series A preferred stock which are convertible into 180,000 shares of common stock, (c) 22,500 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.375 per share and (d) 5,001 shares of common stock which Ms. Schupak has the right to acquire within sixty days pursuant to options granted under the Non-Employee Director Stock Option Plan.

(13) Includes 16,667 shares of common stock which Mr. Wenzler has the right to acquire within sixty days pursuant to options granted under the 1994 Employee Stock Option Plan.

(14) Includes 3,334 shares of common stock which Mr. MacDougall has the right to acquire within sixty days pursuant to options granted under the 1994 Employee Stock Option Plan.

(15) Includes (a) 679,127 shares of common stock, and (b) 1,148.4396 shares of Series C preferred stock which is currently convertible into 5,742,198 shares of common stock. Voting and dispositive powers are exercised through its fund investment adviser member, WPG P.E. Fund Adviser, L.P.

(16) Includes (a) 128,363 shares of common stock, and (b) 277 shares of Series C preferred stock which is currently convertible into 1,384,643 shares of common stock. Voting and dispositive powers are exercised through its overseas general partner, WPG CDA IV (Overseas), Ltd.

(17) Includes 200,000 shares of Series A preferred stock which are convertible into 1,600,000 shares of common stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board has nominated Charles S. Holmes, John J. Doran, Timothy Moran, Mark S. Rose, Frederick W. Rosenbauer, Jr., James J. Pinto, and Lenore H. Schupak for election as directors at the Annual Meeting to hold office for a one-year term and until their successors are duly elected and qualified. Each of the nominees currently serves as a Director. Mr. Moran is currently the Chairman of the Board.

         Pursuant to the Certificate of Designation filed by the Company with respect to the Series A preferred stock, two board members are to be elected by the holders of Series A preferred stock, voting alone (the "Preferred Directors"), with the remaining directors ("Other Directors") to be elected by the holders of common stock and Series A preferred stock voting together as a class. The nominees for directors are as follows:

         PREFERRED DIRECTOR NOMINEES        OTHER DIRECTOR NOMINEES

         Charles S. Holmes                  John J. Doran
         James J. Pinto                     Timothy Moran
                                            Mark S. Rose
                                            Frederick W. Rosenbauer, Jr.
                                            Lenore H. Schupak

         Proxies will be solicited from the holders of common stock with respect to the election of Messrs. Doran, Moran, Rose, Rosenbauer and Ms. Schupak. Proxies will be solicited from the Series A holders with respect to all seven nominees.

         The voting persons named in the enclosed Proxy intend to nominate and vote in favor of the election of each of the persons named below unless authorization is withheld. If any of the nominees becomes unavailable for election, votes will be cast for the election of such other person or persons as the proxy holders, in their judgment, may designate. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

         Set forth below is certain information as of May 1, 2000 concerning each nominee, including his or her age, present principal occupation and business experience during the past five years and the period he or she has served as a director.

                   NAME                    AGE           DIRECTOR SINCE
                   ----                    ---           --------------
            Charles S. Holmes               55              May 1997
            Lenore H. Schupak               45              May 1997
              James J. Pinto                48           September 1997
              John J. Doran                 50            November 1997
       Frederick W. Rosenbauer, Jr.         65            February 1998
              Timothy Moran                 36              May 1998
               Mark S. Rose                 57              June 1999

         CHARLES S. HOLMES served as a director of the Company since May 1997 and as Chairman of the Board of Directors from June 1997 through June 1999. Since 1991, Mr. Holmes has served as principal of and is the sole stockholder of Asset Management Associates of New York, Inc., a New York-based firm specializing in acquisitions of manufacturing businesses. Mr. Holmes has also been an officer of HPA Associates, LLC. since 1996.

         LENORE H. SCHUPAK has served as a director of the Company since May 1997. Since 1990, Ms. Schupak has been President and principal owner of LHS Environmental Management, Inc., a New Jersey based company which provides environmental management consulting services in North America and Europe. From 1979 to 1989, she was an executive with American Standard, Inc., most recently serving as Corporate Director, Environmental Technology.

         JAMES J. PINTO has served as a director of the Company since September 1997. Since 1990, Mr. Pinto has been the President of the Private Finance Group Corp. a merchant banking company, and has been an officer of HPA Associates, LLC since October 1996. Mr. Pinto is a director of the following publicly traded companies: Anderson Group, Inc. Bristol Hotels and Resorts, and FragranceNet, Inc.

         JOHN J. DORAN has served as a director of the Company since November 1997. From September 1985 through December 1999, Mr. Doran was the President of Citizens Medical Corporation, a pharmacy benefit management company. From December 1999 to the present, he has been the owner of Doran Enterprises, LLC. Mr. Doran is also Chairman of Mediweb, Inc.

         FREDERICK W. ROSENBAUER, JR. has served as a director of the Company since February 1998. In December 1998, Mr. Rosenbauer retired from the United States Trust Company of New York, where he served as a Vice President since 1988.

         TIMOTHY MORAN has served as a director, President and Chief Executive Officer of the Company since May 1998. He was President and Chief Operating Officer from February 1998 to May 1998. From June 1999, he has served as Chairman of the Board. Since February 1993, Mr. Moran has been President of Apple Sports, Inc. and Apple Golf Shoes, Inc.

         MARK S. ROSE has served as a director of the Company since June 1999. Mr. Rose has twelve years experience in the sporting goods industry. He served as Chairman of the Board and Chief Executive Officer of Apple Sports, Inc. from 1986 until May 1998 when Apple Sports Inc. was purchased by the Company. Since 1991, he has been Chairman of the Board and Chief Executive Officer of Clare Rose of Nassau, Inc., an Anheuser Busch wholesale beverage distributor for Long Island, New York.

                               BOARD OF DIRECTORS

         At the Annual Meeting of Shareholders held on September 25, 1997, the shareholders of the Company approved a proposal amending the Company's Certificate of Incorporation to provide that the Board of Directors shall be comprised of a maximum of eight directors. The actual size of the Board is restricted, however, by the Certificate of Designation filed for the Series A preferred stock, which requires that increases in the actual size of the Board above five be approved by the Series A holders.

         At the Annual Meeting of Shareholders held on June 8, 1999, the Series A holders approved an increase in the size of the Board to 7 members, and the shareholders elected 7 members to the Board.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board has established three committees: an Executive Committee, a Compensation Committee and an Audit Committee. Each committee has two or more members, who serve at the pleasure of the Board.

         The Board of Directors met 4 times during 1999. The Compensation Committee met 2 times, the Audit Committee met 2 times and the Executive Committee met 4 times during 1999. All incumbent members of the Board attended at least 75% of the meetings of the Board and each of the committees on which he or she served during the period in which he or she was a director in 1999.

         The Executive Committee is authorized to exercise all of the authority of the Board that may be delegated to a committee of the Board under Delaware law, other than the authority to authorize dividends and other distributions, to fill vacancies on the Board or its committees, to amend, adopt or repeal certificate of incorporation or by-law provisions, to approve mergers or matters requiring stockholder approval, or (except within certain prescribed limits) to authorize or approve the issuance or reacquisition of shares and related matters. The Executive Committee consists of Messrs. Holmes, Moran and Pinto.

         The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the Company's equity benefit plans. Mr. Pinto and Ms. Schupak have served on the Compensation Committee since March 15, 1998.

         The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants, and for making recommendations with respect to those matters to the Board. Messrs. Doran, Rosenbauer and Pinto have served on the Audit Committee since March 15, 1998.

DIRECTORS' COMPENSATION

         Prior to March 15, 1999, the Company agreed to pay each director who is not an employee of the Company a retainer of $15,000 per year, plus $2,500 for each meeting of the Board or a committee attended in person. In addition, each non-employee director received 5,000 options to purchase common stock of the Company at the first Annual Meeting of Shareholders after their election, and 2,500 options each year thereafter pursuant to the Non-Employee Director Stock Option Plan. As of March 15, 1999, the Compensation Committee recommended, and the Board approved, that in lieu of receiving the cash retainer and meeting fees, each director could elect to receive 30,000 shares of common stock.

         On March 15, 2000, ratifying the March 13, 2000 recommendation of the Compensation Committee, the Board approved a resolution setting the 2000 compensation for non-employee directors at a $2,000 annual retainer and 30,000 shares of common stock. This compensation is in addition to the options granted pursuant to the Non-Employee Director Stock Option Plan. The Board also awarded to each of Charles S. Holmes and James J. Pinto an additional 75,000 shares of common stock for their service on the Executive Committee.

         Pursuant to these resolutions, the following shares of common stock were issued as of March 13, 2000:

                    Charles S. Holmes                  105,000
                    James J. Pinto                     105,000
                    John Doran                          30,000
                    Frederick W. Rosenbauer, Jr.        30,000
                    Lenore H. Schupak                   30,000
                    Mark S. Rose                        30,000

         Directors who were officers or employees of the Company were not paid for their service on the Board or its committees during 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF SERIES A PREFERRED STOCK VOTE FOR THE ELECTION OF THE PREFERRED DIRECTOR NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE VOTING SHAREHOLDERS VOTE FOR THE ELECTION OF THE OTHER DIRECTOR NOMINEES.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Upon recommendation of the Audit Committee, the Board has appointed Deloitte & Touche LLP, certified public accountants, to continue as the Company's independent auditors and to audit the books of account and other records of the Company and its subsidiaries for the fiscal year ending December 31, 2000.

         Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire to do so.

         The affirmative vote of Series A holders and holders of common stock voting together as a class possessing a majority of the voting power represented by the shares of Series A preferred stock and common stock which actually are voted hereon is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE VOTING SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

         The following summary compensation table (the "Compensation Table") summarizes compensation information with respect to the Chief Executive Officer of the Company and each of the Company's most highly compensated executive officers who earned on an annualized basis more than $100,000 for services rendered during the year ended December 31, 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

Name and Principal                 Fiscal                                 Other Annual     Securities Underlying    All Other
Position(s)                         Year     Salary ($)     Bonus ($)     Compensation          Options (#)      Compensation ($)
---------------------------------  -------  ------------   -----------  -----------------  --------------------- ----------------
Charles S. Holmes                   1999            -               -                 -                -                -
   (Chairman of the Board           1998       80,328   (2)         -                 -          112,500   #            -
   through 06/08/1999)              1997       65,000   (2)         -                 -                -                -

Timothy Moran                       1999      200,000         200,000                 -                                 -
  (Chief Executive Officer and      1998      123,007   (4)   100,000                 -          200,000   #            -
    President)(Chairman of the      1997            -               -                 -          250,000   #            -
Board- 06/08/1999 to present)                                                         -

Thomas Wenzler                      1999      127,892          12,423                 -           50,000   #            -
  (Vice President)                  1998            -               -                 -                -                -
                                    1997            -               -                 -                -                -

Thomas MacDougall                   1999       73,462           1,404                 -           10,000   #            -
  (Chief Financial Officer and      1998            -               -                 -                -                -
  Secretary since 8/99)             1997            -               -                 -                -

William H. Craig                    1999      117,527   (7)         -                 -                -                -
  (Former Executive Vice            1998      151,730          25,000             6,696 (8)      230,000 (3)       92,886 (1)
   President - Finance and          1997       75,288   (7)         -             3,850 (8)      175,000 (3)       15,106 (1)
   Chief Financial Officer)

----------

(1)      Relocation and living expenses.
(2)      Compensation as Chairman of the Board. See Directors' Compensation.
(3)      Options granted pursuant to the 1994 Stock Option Plan.
(4) Mr. Moran became the Company's Chief Executive Officer on May 28, 1998. See Compensation Committee Report on Executive Compensation.
(5)      Options granted pursuant to the 1998 Stock Option Plan.
(6) Options granted pursuant to the 1994 Stock Option Plan for services rendered by Mr. Moran as a consultant to the Company.
(7) Mr. Craig became the Company's Executive Vice President and Chief Financial Officer on May 13, 1997. His employment with the Company terminated on August 27, 1999.
(8)      Represents automobile expenses.

        The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during 1999:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           Individual Grants
                     -------------------------------------------------------------
                                      Percent of
                        Shares       Total Options
                      Underlying       Granted to     Exercise or
                        Options        Employees      Base Price      Expiration     Grant Date Present
                        Granted        in 1999(%)      ($/Share)         Date           Value ($)(1)
                     -------------   --------------  --------------  -------------  ---------------------
Timothy Moran                   0              0.0          $    -              -          $         -

Thomas Wenzler             50,000             30.8          $ 1.00        2/26/04          $ 22,100.00

Thomas MacDougall          10,000              6.2          $ 1.00        2/26/04          $  4,420.00

----------

(1) The amounts shown as present values were estimated using the Black-Scholes option-pricing model using the weighted-average assumptions of dividend yield of 0.0%, expected volatility of 114.98%, risk free interest rate of 5.05% and expected life of 3 years.

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers that were outstanding at December 31, 1999:

                           AGGREGATED OPTION EXERCISES
                 IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                            Shares                                                          Value of Unexercised In-the-
                            Acquired                   Number of Unexercised Options               Money Options (1)
                             Upon          Value     -----------------------------------   ------------------------------
Name                      Exercise (#)   Realized     Exercisable       Unexercisable      Exercisable    Unexercisable
-----------------------   ------------   ---------   ---------------  ------------------   ------------   ---------------
Timothy Moran                       0           0           233,334             216,666              0                 0

Thomas Wenzler                      0           0                 0              50,000              0                 0

Thomas MacDougall                   0           0                 0              10,000              0                 0

(1) Based on the $0.219 per share closing price of the Company's common stock on the American Stock Exchange on December 31, 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     On July 15, 1994, Steven Geller entered into an employment agreement pursuant to which he became Chairman and Chief Executive Officer of EII, the Company's principal subsidiary. Subsequently, the obligations of EII under such agreement were assigned to the Company, and Mr. Geller became Chairman of the Board and Chief Executive Officer of the Company. The agreement provided for a base salary of $300,000 per annum, which was increased by the Compensation Committee to $325,000 per annum effective January 1, 1995. The initial term of the agreement expired on July 15, 1998, provided that such term was automatically extended for successive one-year periods on July 15 of each year (the "Extension Date") commencing July 15, 1996, unless either the Company or Mr. Geller gives 60 days' prior written notice to the other party that it or he elects not to extend the term of the agreement.

     In May 1998, Mr. Geller agreed to terminate his employment contract in consideration of the Compensation Committee's agreement to enter into a consulting agreement with him. The agreement provided for a minimum one-year term, a base salary of $100,000 per year and payment of certain expenses. In addition, the Committee agreed to extend the period during which Mr. Geller's stock options vest or may be exercised until June 1, 2003.

The Company did not renew Mr. Geller's consulting agreement beyond May 31, 1999.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the common stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the common stock. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company has determined that the Company's directors and executive officers and beneficial owners of more than 10% of the common stock timely filed all required Section 16 reports during 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is comprised of two outside directors neither of whom is an employee or former employee of the Company.

Compensation Philosophy

In determining the compensation payable to the Company's executive officers, the Committee seeks to achieve the following objectives through a combination of fixed and variable compensation:

o provide a total compensation opportunity that is consistent with competitive practices, enabling the Company to attract and retain qualified executives;

o create a direct link between the compensation payable to each executive officer and the financial performance both of the Company generally and of the specific business unit or units for which the executive is responsible;

o create a common interest between executive officers and the Company's shareholders through the use of stock options that link a portion of each executive officer's compensation opportunity directly to the value of the Company's common stock.

Base Salary

The Committee establishes the Chief Executive Officer's base salary by comparison to competitive market levels for the executive's job function. Base salaries for other executive officers generally approximate competitive rates and are adjusted based on individual performance as suggested by the Chief Executive Officer. Salaries are reviewed at regular intervals, approximately annually, depending on job classification and competitive market levels.

Annual Incentive

For fiscal year 1999, annual bonuses were not granted to officers based on corporate performance, except for guaranteed bonuses paid in 1999 to Messrs. Moran, Wenzler and MacDougall to induce them to remain in the Company's employ.

Equity Based Incentives

Stock options have been the Company's primary form of long-term incentive compensation. In awarding stock options to executive officers in 1999, the Committee's goal was that such options would represent a significant portion of each such officer's total compensation opportunity, thus aligning the officer's economic interests with those of the Company's shareholders. Consistent with this goal, all option awards in 1999 were made at the fair market value of the common stock as of the date of grant. The number of options granted was based on the Committee's subjective evaluation of a number of factors, including competitive market practice, past grants, management level and other matters relating to an individual's performance and ability to influence corporate results. The Committee believes that these awards were reasonable compared to similar awards made by the Company's competitors for executive talent.

During 1999, Messrs. Wenzler and MacDougall were granted 50,000 and 10,000 stock options, respectively. The Committee's evaluation of the appropriate size of such awards was based on several factors, as subjectively evaluated by the Committee with respect to each particular officer, including: (i) the ability of the officer to affect the value of the common stock, and (ii) the long term compensation opportunities available to the officer at his prior employer and the extent to which such officer had to forfeit any such opportunities by accepting employment with the Company.

Compensation of the Chief Executive Officer

Mr. Moran became President and Chief Executive Officer on May 28, 1998 and continues to serve in those capacities. On June 8, 1999, he also became Chairman of the Board.

As part of the negotiations to induce Mr. Moran to join the Company, and his promotion to Chief Executive Officer, the Executive Committee agreed to provide Mr. Moran a minimum annual base salary of $200,000 and guaranteed bonuses of $100,000 for 1998 and $200,000 for 1999. This agreement was ratified by the Compensation Committee and the full Board of Directors.

At the time of his retirement from the Company in May 1998, Mr. Steven Geller had a three-year employment contract providing for a base salary of $325,000 per year. In consideration of Mr. Geller's agreement to terminate his employment contract, the Committee agreed to enter into a consulting agreement with him. The agreement provided for a minimum one-year term, a base salary of $100,000 per year and payment of certain expenses. In addition, the Committee agreed to extend the period during which Mr. Geller's stock option vest or may be exercised until June 1, 2003. The Company did not renew Mr. Geller's consulting agreement beyond May 31, 1999.

Policy as to Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code 1986, as amended, generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. However, in appropriate circumstances, such as in connection with the hiring of a new executive officer, it may be necessary or appropriate to pay compensation or make incentive or retentive awards that do not meet the performance based exception and therefore may not deductible by reason of Section 162(m). No executive officer of the Company currently receives compensation in a manner or amount which would make Section 162(m) applicable to the Company.

                                           Members of the Compensation Committee
                                                                  James J. Pinto
                                                               Lenore H. Schupak

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total returns (assuming dividend reinvestment) of the Company's common stock, the Media General Toys and Games Industry Group Index as a representative industry index and the American Stock Exchange Market Index ("Amex Index") as the required board equity market index. The Media General Toys and Games Industry Group Index is comprised of 37 toy and game companies.

                                [CHART OMITTED]

Measurement Period                         Empire of Carolina, Inc.          MG Toys & Games              AMEX Index
                                                                          Industry Group Index
-------------------------------------    ----------------------------    -----------------------    ----------------------
Year Ended December 31, 1994                       $100.00                       $100.00                    $100.00
Year Ended December 31, 1995                        105.66                        111.42                     128.90
Year Ended December 31, 1996                         64.15                        137.47                     136.01
Year Ended December 31, 1997                         20.75                        172.46                     163.66
Year Ended December 31, 1998                          9.43                        136.84                     161.44
Year Ended December 31, 1999                          3.30                        105.93                     201.27

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

              The Company's policy is that all transactions between the Company and its executive officers, directors and principal shareholders occurring outside the ordinary course of the Company's business be on terms no less favorable than could be obtained from unaffiliated third parties or are subject to the approval of the Company's disinterested directors.

In connection with the Series A preferred stock transactions described in Note 8 to the Financial Statements contained in the Company's Annual Report, the following members of the Company's Board of Directors made investments in the Company during 1997, which balances may subsequently have changed through December 31, 1999:

                                  SHARES OF               WARRANTS TO
                                   SERIES A                 ACQUIRE
                               PREFERRED STOCK           COMMON STOCK
                               -----------------        ----------------
        Charles S. Holmes           125,000               2,753,752
        James  J. Pinto             100,000               2,678,752
        Lenore H. Schupak            22,500                  22,500
        John Doran                   10,000                  10,000

Timothy Moran, the Company's President and Chief Operating Officer, who was a significant shareholder of the Apple Companies, and Mark S. Rose, the majority shareholder of the Apple Companies, participated in the Series A preferred stock transactions, acquiring 50,000 shares of Series A preferred stock and warrants to acquire 50,000 shares of common stock, each. Mark S. Rose is the father-in-law of Timothy Moran.

Weiss, Peck & Greer, L.L.C. ("WPG"), on behalf of investment funds for which they were managers, in June 1997 exchanged $14,900,000 of debentures for 1,490 newly-issued Series C preferred stock of the Company. See Note 8 to the Financial Statements. WPG released, among other things, their claims to accrued and unpaid interest, fees and expenses. Two principals of WPG were members of the Company's Board of Directors from 1994 through November 1997.

Steven Geller, former Chief Executive Officer and director of the Company, has the right to vote 734,039 shares of common stock of the Company owned by Barry Halperin. Mr. Geller's right to vote such shares terminates upon Mr. Halperin's disposal thereof. Mr. Geller has certain rights of first refusal relative to Mr. Halperin's disposal of the remaining shares. Mr. Geller had a one year consulting agreement with the Company which expired in May 1999.

Mark S. Rose, a director of the Company and father-in-law of Timothy Moran, is an 80% owner of Vets Park Associates, which is the landlord of office and warehouse space in Ronkonkoma, New York, rented to Apple Sports, Inc. and Dorson Sports, Inc. Apple Sports and Dorson Sports are subsidiaries of the Company. During fiscal 1999, the Company paid rent to Vets Park Associates in the amount of $313,997.

                               EXECUTIVE OFFICERS

         Information concerning the current executive officers of the Company, their ages, position and business experience during the last five years is set forth below:

NAME                       AGE               POSITION(S)
----                       ---               -----------
Timothy Moran............  35   President and Chief Executive Officer
Thomas Wenzler...........  35   Vice President and General Manager
Thomas MacDougall........  36   Chief Financial Officer, Secretary and Treasurer

         TIMOTHY MORAN has served as a director, President and Chief Executive Officer of the Company since May 1998. He was President and Chief Operating Officer from February 1998 to May 1998. From June 1999, he has served as Chairman of the Board. Since February 1993, Mr. Moran has been President of Apple Sports, Inc. and Apple Golf Shoes, Inc.

         THOMAS WENZLER has served as Vice President and General Manager of the Company since September 1999. Since May 1997, Mr. Wenzler was Vice President and General Manager of Apple/Dorson Sports Inc. Mr. Wenzler joined the Company in May of 1991 as Regional Sales Manager. He was later promoted to General Manager of Apple/Dorson Sports Inc. in May of 1993. Mr. Wenzler holds a Bachelor of Science degree in Business Administration from Towson State University.

         THOMAS MACDOUGALL has served as Chief Financial Officer, Secretary and Treasurer of the Company since September 1999. Mr. MacDougall joined Apple/Dorson Sports, Inc. in June of 1995 as controller. Prior to employment with Apple Sports, Inc., Mr. MacDougall was the Financial Analyst for Collection Clothing Corporation. Before Collection Clothing Corporation, Mr. MacDougall served as controller of Stage II Apparel. Mr. MacDougall holds a Bachelor of Business Administration degree in Accounting from Siena College.

                              STOCKHOLDER PROPOSALS

         No person who intends to present a proposal for action at a forthcoming shareholders' meeting of the Company may seek to have a proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of common stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of shareholders will be submitted timely only if the proposal has been received at the Company's principal executive office in Delray Beach, Florida no later than December 31, 2000. If the date of such meeting is changed by more than 30 calendar days from the date of the Annual Meeting, or if the proposal is to be presented at any meeting other than the next annual meeting of shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

         If the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                                OTHER INFORMATION

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter shall come before the Annual Meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in their discretion.

                                             By Order Of The Board Of Directors,


                                             Timothy Moran
                                             President and Chairman of the Board

Delray Beach, Florida
May 4, 2000

                                      PROXY
                            EMPIRE OF CAROLINA, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            EMPIRE OF CAROLINA, INC.
                  FROM THE HOLDERS OF SERIES A PREFERRED STOCK

         The undersigned, a holder of Series A Preferred Stock of Empire of Carolina, Inc., a Delaware corporation (the "Company"), hereby appoints CHARLES
S. HOLMES, TIMOTHY MORAN, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company's Series A Preferred Stock which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 25, 2000 and any adjournments or postponements thereof, as follows:

         The undersigned hereby revokes any other proxy to vote the shares of Series A Preferred Stock owned by the undersigned at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE SEVEN DIRECTORS NAMED, "FOR" THE ADOPTION OF EACH OF THE OTHER PROPOSALS AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

             (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.)

                                SEE REVERSE SIDE

PAGE 2 OF SERIES A PREFERRED PROXY]

1. ELECTION OF DIRECTORS, as provided in Proposal 1 of the Company's Proxy Statement

/ / FOR ALL NOMINEES LISTED BELOW

/ / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

NOMINEES: Charles S. Holmes, Timothy Moran, John J. Doran, James J. Pinto, Mark
S. Rose, Frederick W. Rosenbauer, Jr., Lenore H. Schupak,

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE(S) NAME BELOW:)

-----------------------------------------------------------

2. The ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending December 31, 2000 as described in Proposal 2 in the Company's Proxy Statement.

 / / FOR / / AGAINST / / ABSTAIN

3. Upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

 / / FOR / / AGAINST / / ABSTAIN

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT RELATING TO THE ANNUAL MEETING AND THE ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999.

Dated _______________________________, 2000


--------------------------------                --------------------------------
Signature of Shareholder                        Signature if held jointly

NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate representing the shares of Series A Preferred Stock owned by the undersigned. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing office.

                                      PROXY
                            EMPIRE OF CAROLINA, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            EMPIRE OF CAROLINA, INC.
                        FROM THE HOLDERS OF COMMON STOCK

         The undersigned, a holder of Common Stock of Empire of Carolina, Inc., a Delaware corporation (the "Company"), hereby appoints CHARLES S. HOLMES, TIMOTHY MORAN, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company's Common Stock which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 25, 2000 and any adjournments or postponements thereof, as follows:

         The undersigned hereby revokes any other proxy to vote the shares of Common Stock owned by the undersigned at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE FIVE DIRECTORS NAMED, "FOR" THE ADOPTION OF EACH OF THE OTHER PROPOSALS AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

             (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.)

                                SEE REVERSE SIDE

PAGE 2 OF COMMON STOCK PROXY]

1. ELECTION OF DIRECTORS, as provided in Proposal 1 of the Company's Proxy Statement

/ / FOR ALL NOMINEES LISTED BELOW

/ / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

NOMINEES: Timothy Moran, John J. Doran, Mark S. Rose, Frederick W. Rosenbauer, Jr., Lenore H. Schupak,

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE(S) NAME BELOW:)

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2. The ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending December 31, 2000 as described in Proposal 2 in the Company's Proxy Statement.

 / / FOR / / AGAINST / / ABSTAIN

3. Upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

 / / FOR / / AGAINST / / ABSTAIN

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT RELATING TO THE ANNUAL MEETING AND THE ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999.

Dated _______________________________, 2000


--------------------------------                --------------------------------
Signature of Shareholder                        Signature if held jointly

NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate representing the shares Common Stock owned by the undersigned. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing office.


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